UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2026

TruGolf Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 North 1400, West Centerville, Utah	84014
(Address of principal executive offices)	(Zip Code)

(801) 298-1997
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	TRUG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by TruGolf Holdings, Inc., a Nevada corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2026 (the “Original Report”), as amended pursuant to its Current Report on Form 8-K/A, Amendment No. 1 filed with the SEC on October 28, 2026 (together with the Original Report, the “Prior Reports”), in connection with the consummation on October 8, 2026 of its acquisition of all of the issued and outstanding shares of Polymath Research Inc., a corporation incorporated under the federal laws of Canada (“Polymath”), pursuant to that certain acquisition agreement, dated August 17, 2026, as amended (the “Agreement”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior Reports to file (i) the audited consolidated financial statements of Polymath and its subsidiaries as of and for the years ended December 31, 2025 and 2024 and the related notes, (ii) the unaudited condensed consolidated financial statements of Polymath and its subsidiary as of and for the three and six months ended June 30, 2026 and 2025 and the related notes, both (i) and (ii) referred to in Item 9.01(a) below, and (iii) the unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of and for the six months ended June 30, 2026, and as of and for the year ended December 31, 2025 and the related notes, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior Reports.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company is filing: (i) the audited consolidated financial statements of Polymath and its subsidiaries as of and for the years ended December 31, 2025 and 2024 and the related notes thereto, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference; and (ii) the unaudited condensed consolidated financial statements of Polymath and its subsidiary as of and for the three and six months ended June 30, 2026 and 2025, and the related notes thereto, which are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed financial information of the Company and its subsidiaries, consisting of the pro forma consolidated balance sheet as of and for the six months ended June 30, 2026, the pro forma consolidated statements of operations for the year ended December 31, 2025 and for the six months ended June 30, 2026, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BCRG Group, Certified Public Accountants & Consultants dated November 6, 2026
99.1	Audited Consolidated Financial Statements of Polymath Research Inc. and its subsidiaries as of and for the years ended December 31, 2025 and 2024, and the related notes thereto.
99.2	Unaudited Condensed Consolidated Financial Statements of Polymath Research Inc. and its subsidiary as of and for the three and six months ended June 30, 2026 and 2025, and the related notes thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of TruGolf Holdings, Inc. as of and for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUGOLF HOLDINGS, INC.

Date: November 6, 2026	By:	/s/ Natalie Hirsch
	Name:	Natalie Hirsch
	Its:	Chief Financial Officer